NEA Valuebuilder Variable Annuity
AEA Valuebuilder Variable Annuity

Supplement Dated July 25, 2005,
To Prospectus Dated May 1, 2005

As of June 13, 2005, all references in the Prospectus to the Ariel Premier Bond Subaccount are replaced with references to the Lehman Brothers Core Bond Subaccount and the "Objectives and Strategies for Underlying Funds - Ariel Premier Bond Fund" section of the Prospectus is deleted in its entirety and replaced with the following:

      Lehman Brothers Core Bond Fund (Investor Class). Lehman Brothers Core Bond Fund ("the Fund") is a series of Neuberger Berman Income Funds. Neuberger Berman Management Inc., located at 605 Third Avenue, New York, New York 10158, serves as investment adviser of the Fund and Lehman Brothers Asset Management LLC, located at 200 South Wacker Drive, Suite 2100, Chicago, Illinois 60606, serves as investment sub-adviser of the Fund.

      Investment Objective and Strategies: To maximize total return through a combination of income and capital appreciation. To pursue its objective, the Fund may invest in U.S. Treasury bonds, bonds guaranteed by an agency of the Federal government, corporate bonds, commercial paper, and mortgage and other asset-backed bonds. At the time of investment, all of these securities must be at least investment grade. Under normal market conditions, the Fund invests at least 80% of its net assets plus any borrowing for investment purposes (calculated at the time of investment) in high quality fixed-income securities for which a ready market exists. If the securities are private sector issues—corporate bonds, commercial paper or bonds secured by assets such as home mortgages—generally they must have earned an "A" rating or better from a nationally recognized statistical rating organization, such as Moody's Investors Service, Standard & Poor's or Fitch. The Fund also considers all bonds issued by the U.S. government and its agencies to be high quality, although in highly unusual circumstances such bonds may present credit risk.

Please Retain This Supplement For Future Reference